                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                            ------------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 17, 1998
                                         ---------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                       0-25762                54-1719855
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission            (IRS Employer
           incorporation)               File Number)         Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia              23060
--------------------------------------------------            ----------
   (Address of principal executive offices)                   (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.         OTHER EVENTS.

                The July 1998 monthly Certificateholder's Statements to investors were distributed August 17, 1998.


ITEM 7 (c).     EXHIBITS

                The following are filed as exhibits to this Report under Exhibit
                20:

                1. July Performance Summary

                2. Series 1993-1 Class A and Class B Certificateholder's
                   Statements for the month of July 1998.

                3. Series 1993-4 Class A and Class B Certificateholder's
                   Statements for the month of July 1998.

                4. Series 1994-3 Class A and Class B Certificateholder's
                   Statements for the month of July 1998.

                5. Series 1994-A Certificateholders' Statement for the month of
                   July 1998.

                6. Series 1995-1 Class A and Class B Certificateholder's
                   Statements for the month of July 1998.

                7. Series 1995-2 Class A and Class B Certificateholder's
                   Statements for the month of July 1998.

                8. Series 1995-3 Class A and Class B Certificateholder's
                   Statements for the month of July 1998.

                9. Series 1996-1 Class A and Class B Certificateholder's
                   Statements for the month of July 1998.

               10. Series 1996-2 Class A and Class B Certificateholder's
                   Statements for the month of July 1998.

               11. Series 1996-3 Class A and Class B Certificateholder's
                   Statements for the month of July 1998.

               12. Series 1997-1 Class A and Class B Certificateholder's
                   Statements for the month of July 1998.

               13. Series 1997-2 Class A and Class B Certificateholder's
                   Statements for the month of July 1998.

               14. Series 1998-1 Class A and Class B Certificateholder's
                   Statements for the month of July 1998.

               15. Trust Excess Spread Analysis

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CAPITAL ONE MASTER TRUST

                                   By:      CAPITAL ONE BANK
                                            Servicer


                                   By:      /s/ David M. Willey
                                            -----------------------------------
                                            David M. Willey
                                            Senior Vice President and Treasurer
Date: August 17, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549








                            ------------------------





                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER         EXHIBITS                                                PAGE
------         --------                                                ------------


  1            July Performance Summary                                     07

  2            Series 1993-1 Class A and Class B Certificate-
               holder's Statements for the month of July 1998               09

  3            Series 1993-4 Class A and Class B Certificate-
               holder's Statements for the month of July 1998               11

  4            Series 1994-3 Class A and Class B Certificate-
               holder's Statements for the month of July 1998               13

  5            Series 1994-A Certificateholder's Statement for
               the month of July 1998                                       15

  6            Series 1995-1 Class A and Class B Certificate-
               holder's Statements for the month of July 1998               16

  7            Series 1995-2 Class A and Class B Certificate-
               holder's Statements for the month of July 1998               18

  8            Series 1995-3 Class A and Class B Certificate-
               holder's Statements for the month of July 1998               20

  9            Series 1996-1 Class A and Class B Certificate-
               holder's Statements for the month of July 1998               22

  10           Series 1996-2 Class A and Class B Certificate-
               holder's Statements for the month of July 1998               24

  11           Series 1996-3 Class A and Class B Certificate-
               holder's Statements for the month of July 1998               26


  12           Series 1997-1 Class A and Class B Certificate-
               holder's Statements for the month of July 1998               28


  13           Series 1997-2 Class A and Class B Certificate-
               holder's Statements for the month of July 1998               30

  14           Series 1998-1 Class A and Class B Certificate-
               holder's Statements for the month of July 1998               33


  15           Trust Excess Spread Analysis                                 36